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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Medtronic, Inc., a Minnesota corporation ("Medtronic"), hereby constitutes and appoints WILLIAM W. GEORGE and RONALD E. LUND, or either of them, their true and lawful attorneys-in-fact and agents, each with full power and authority to act as such without the other, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorneys and agents may deem necessary or advisable in connection with Medtronic's acquisition of Electromedics, Inc. to enable Medtronic to comply with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state Blue Sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned to the Registration Statement on Form S-4, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 10th day of March, 1994.

By /s/ Earl E. Bakken                         By /s/ Edith W. Martin, Ph.D.

   ---------------------------------------    ------------------------------------------
   Earl E. Bakken                             Edith W. Martin, Ph.D.
By /s/ F. Caleb Blodgett                      By /s/ Glen D. Nelson, M.D.
   ---------------------------------------    ------------------------------------------
   F. Caleb Blodgett                          Glen D. Nelson, M.D.
By /s/ William W. George                      By /s/ Robert L. Ryan
   ---------------------------------------    ------------------------------------------
   William W. George                          Robert L. Ryan
By /s/ Antonio M. Gotto Jr., M.D.             By /s/ Richard L. Schall
   ---------------------------------------    ------------------------------------------
   Antonio M. Gotto Jr., M.D.                 Richard L. Schall
By /s/ Bernadine P. Healy, M.D.               By /s/ Jack W. Schuler
   ---------------------------------------    ------------------------------------------
   Bernadine P. Healy, M.D.                   Jack W. Schuler
By /s/ Vernon H. Heath                        By /s/ Gerald W. Simonson
   ---------------------------------------    ------------------------------------------
   Vernon H. Heath                            Gerald W. Simonson
By /s/ Thomas E. Holloran                     By /s/ Gordon M. Sprenger
   ---------------------------------------    ------------------------------------------
   Thomas E. Holloran                         Gordon M. Sprenger
By /s/ John T. Lemley                         By /s/ Richard A. Swalin, Ph.D.
   ---------------------------------------    ------------------------------------------
   John T. Lemley                             Richard A. Swalin, Ph.D.
                                              By /s/ Winston R. Wallin
                                              ------------------------------------------
                                              Winston R. Wallin